NOTICE AND PROXY STATEMENT
NAIC GROWTH FUND, INC.
NOTICE OF 2004 ANNUAL MEETING OF SHAREHOLDERS
April 15, 2004

To the shareholders of the NAIC Growth Fund, Inc.:

     Notice is hereby given that the 2004 Annual Meeting of Shareholders (the "Meeting") of the NAIC Growth Fund, Inc. (the
"Fund") will be held at the Fund's principal executive offices located at 711 West Thirteen Mile Road, Madison Heights, Michigan, on Thursday, April 15, 2004 at 2:00 p.m. for the following purposes:

1.  To elect a Board of eight (8) Directors;

2. To ratify or reject the selection of Plante & Moran, PLLC as independent auditors of the Fund for the calendar year ending December 31, 2004; and

3. To act upon such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on February 17, 2004 as the record date for the determination of shareholders entitled to vote at the Meeting or any adjournment thereof.

     You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed proxy form and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

By Order of the Board of Directors


					     Lewis A. Rockwell, Secretary


February 27, 2004



PROXY STATEMENT

NAIC GROWTH FUND, INC.
711 West Thirteen Mile Road
Madison Heights,  Michigan 48071
2004 Annual Meeting of Shareholders
April 15, 2004

INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of NAIC Growth Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the 2004 Annual Meeting of Shareholders of the Fund (the "Meeting"), to be held at the executive offices of the National Association of Investors Corporation, 711 West Thirteen Mile Road, Madison Heights, Michigan 48071, at 2:00 p.m. on April 15, 2004. The approximate mailing date of this Proxy Statement is February 27, 2004.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein.

     Unless instructions to the contrary are marked, proxies will be voted for the election of eight Directors and for the ratification of the independent auditors. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund.

     The Directors have fixed the close of business on February 17, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of December 31, 2003, the Fund had outstanding 2,368,452 shares of common stock, par value $0.001 per share.

     To the knowledge of the Fund as of December 31, 2003, the following number of shares of the Fund's common stock $0.001 par value were beneficially owned by each officer, director and nominee and by all directors and officers of the Fund as a group. The address of each is the address of the Fund. Luke E. Sims is the only person known by the Fund to be the beneficial owner of more than 5% of the Fund's issued and outstanding common stock.


                       Number of Shares and Nature           Percent
Owner                  of Beneficial Ownership as of         of Class
                            December 31, 2003 (a)

All officers and
Directors as a group
(8 persons)                       200,291                     8.5%

Thomas E. O'Hara,
Chairman and Director              11,101                       *

Kenneth S. Janke,
President, Treasurer
and Director                       20,713                       *

Lewis A. Rockwell,
Secretary and Director             22,078                       *

Peggy L. Schmeltz,
Director                           22,604                       *

Carl A. Holth, Director             1,778                       *

James M. Lane, Director             2,300                       *

Benedict J. Smith,
Director                            1,533                       *

Luke E. Sims, Director            118,184                     5.0%


(a) The nature of beneficial ownership of shares shown in this column is sole voting and investment power unless otherwise indicated. The shares shown for Messrs. O'Hara, Janke and
Rockwell include 7,455 shares owned by the Mutual Investment
Club of Detroit Limited Partnership, a Michigan limited partnership, of which Mr. Rockwell and revocable living trusts of which Messrs. O'Hara and Janke are trustees, are general partners. Mr O'Hara's trust is also the managing general partner of the O'Hara family Limited Partnership, which is a general partner of the Mutual Investment Club of Detroit Limited Partnership. The individual retirement accounts of Messrs. O'Hara and Janke are limited partners of the Mutual Investment Club of Detroit Limited Partnership. The shares shown for Messrs. O'Hara and Janke also include 263 shares owned by the National Association of Investors Corporation and held by NAIC Associates, a Michigan co-
partnership, a nominee partnership in which Messrs. O'Hara, Janke and James T. Sobol (Vice President of Finance of the National
Association of Investors Corporation) are the sole partners.   The
shares shown for Mr. Janke include 11,296 shares owned by a trust of which he is trustee and 1,699 shares owned by his wife. Mr. Sims has informed the Fund that he beneficially owns an aggregate of 118,184 shares, of which 59,810 are owned individually, and 58,374 are owned through custodianships for his children.

*  Less than 1%.

     The Fund's Board of Directors does not have a standing nominating committee or committee performing similar functions as the Board has determined, given its relatively small size, to perform this function as a whole. The Board does not currently have a charter or other written policy with regard to the nomination process, or a formal policy with respect to the consideration of director candidates. The nominations of the directors standing for re-election at the 2004 annual meeting were approved by the Board of Directors, including Messrs. Holth, Smith, Lane and Sims, who are independent directors within the meaning of Rule 19(a) of the Chicago Stock Exchange Rules.

     Qualifications for consideration as a board nominee may vary according to the particular areas of expertise being sought as a complement to the existing board composition. In making its nominations, the Board of Directors considers relevant factors, including an individual's business experience, breadth of knowledge about issues and matters affecting the Fund, time available for meetings and consultation regarding the Fund matters, and other particular skills and experience possessed by the individual. The Board desires a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to the Board, the Fund and its stockholders. In the event of a need for a new or additional director, the Board of Directors would evaluate potential nominees by reviewing their qualifications, results of personal interviews and such other information as they may deem relevant.

     The Fund does not currently employ an executive search firm, or pay a fee to any other third party, to assist in identifying or evaluating potential qualified candidates for director positions.
Since 1989, the Board of Directors has nominated the current directors for re-election at each annual meeting of stockholders. All of the Fund's current members of the Board of Directors have served as directors since 1989, except Mr. Lane, who became a director in 1996, and Mr. Sims, who became a director in 2002. The Board has not established special procedures for the Fund's stockholders to submit director recommendations. If the Secretary of the Fund were to receive recommendations of candidates from the Fund's stockholders, the Board of Directors would consider such recommendations in the same manner as all other candidates.

     Stockholders of the Fund may send communications to the Board to the attention of the Fund's Secretary.

     The Board of Directors does not currently have a policy with regard to the attendance of board members at its annual meeting of stockholders. All of the directors attended the Fund's 2003 Annual Meeting of Stockholders except Mr. O'Hara.

     The Fund has no standing compensation committees of the Board of Directors, or committee performing a similar function.

     The Fund has a Management Proxy Committee comprised of Messrs. O'Hara and Janke to cast votes represented by properly executed proxies.

     The Fund also has an audit committee comprised of Messrs. Holth, Smith and Lane. The audit committee is responsible for the appointment, compensation, retention and oversight of the work of the Fund's independent accountants. The audit committee met one time during 2003. Messrs. Holth, Smith and Lane meet the requirements for independence set forth in Rule 19(b) of the Chicago Stock Exchange Rules. A copy of the report of the audit committee is attached hereto as Exhibit A. The Board of Directors of the Fund has not adopted a written charter for the audit committee.

     The Directors of the Fund know of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

Section 16(a) Beneficial Ownership Reporting Compliance

     Directors and officers of the Fund and certain of its affiliates and beneficial owners of more than 10% of the Fund's common stock are required to file initial reports of ownership and reports of changes in ownership of the Fund's common stock pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended. The Fund has reviewed such reports received by it and written representations of such persons who are known by the Fund, and based solely upon such review, the Fund believes that during the year ended December 31, 2003 all filing requirements were met, though Mrs. Schmeltz inadvertently filed one late report for one transaction.


PROPOSAL NO. 1
(Election of Directors)

     A Board of eight (8) Directors to serve for a term of one (1) year, or until their successors are elected and qualified, is to be elected at the Meeting. Unless authorization to do so is withheld, it is intended that the proxies will be voted for the election of the nominees named below. Directors will be elected by a plurality of votes cast at the Meeting. If any nominee becomes unavailable for election, an event not now anticipated by the Board of Directors, the proxy will be voted for such other nominee as may be designated by the Board of Directors. Listed below are all nominees and their backgrounds. "Interested persons" of the Fund are those persons who are "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

Nominee Directors

Nominee Directors Who Are Interested Persons of the Fund

Thomas E. O'Hara
Age 88
Chairman of the Board and Director
Term of office
one year.
Served as a director since 1989.

Principal Occupation(s) During Past 5 Years

Chairman Emeritus of the Board and Trustee of the National Association of Investors Corporation, a nonprofit corporation engaged in investment education ("NAIC") and Chairman Emeritus and Director of Growth Fund Advisor, Inc., the Fund's investment adviser (the "Investment Adviser") February, 2002 to present. Chairman and Trustee of NAIC and Chairman and Director of the Investment Adviser to February, 2002.

Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director**
One

Other Directorships Held by Director or Nominee for Director (Public
Companies)
None

Kenneth S. Janke
Age 69
Director, President and Treasurer
Term of Office
one year.
Served as a director since 1989.

Principal Occupation(s) During Past 5 Years

Chairman and Trustee of NAIC and Chairman, Chief Executive Officer and Director of the Investment Adviser from July, 2002. Chairman, Chief Executive Officer and Trustee of NAIC and Chairman, and Chief Executive Officer and Director of the Investment Adviser from February, 2002 to July 2002. President and Trustee of NAIC and President and Director of the Investment Adviser to February, 2002.

Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director**
One

Other Directorships Held by Director or Nominee for Director (Public
Companies)
Director, AFLAC.
Incorporated (insurance).

Lewis A. Rockwell
Age 85
Director and Secretary
Term of office
one year.
Served as a director since 1989.

Principal Occupation(s) During Past 5 Years

Counsel to the law firm of Bodman, Longley & Dahling LLP, counsel to the Fund, NAIC and the Investment Adviser; Trustee and Secretary of NAIC; Director and Secretary of the Investment Adviser.

Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director**
One

Other Directorships Held by Director or Nominee for Director (Public
Companies)
None.

Peggy L. Schmeltz
Age 76
Director
Term of office
one year.
Served as a director since 1989.

Principal Occupation(s) During Past 5 Years.

Adult Education Teacher; Trustee of NAIC; Director of Bowling Green State University Foundation Board. Former member of NYSE Advisory Committee.

Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director
One

Other Directorships Held by Director or Nominee for Director (Public
Companies)
None.


*The address of each is the address of the Fund. Messrs. O'Hara, Janke and Rockwell and Mrs. Schmeltz are interested persons of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Mr. O'Hara is an interested person because he is a trustee of NAIC and a director of the Investment Adviser. Messrs. Janke and Rockwell are interested persons because they are trustees and officers of NAIC and directors and officers of the Investment Adviser, as noted above.
Mrs. Schmeltz is an interested person because she is a trustee of NAIC.

**The Fund is not part of any fund complex.


Nominee Directors Who Are Not Interested Persons of the Fund

Carl A. Holth
Age 71
Director
Term of office
one year.
Served as a director since 1989.

Principal Occupation(s) During Past 5 Years

President and Director, Greater Detroit Capital Corporation; Financial Consultant and President of Carl A. Holth & Associates, Inc. (a private financial consulting and business appraisal firm); Director, Sunshine Fifty, Inc., and Harrison Piping Supply, Inc.

Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director**
One

Other Directorships Held by Director or Nominee for Director (Public
Companies)
None.

Benedict J. Smith
Age 83
Director
Term of office
one year.
Served as a director since 1989.

Principal Occupation(s) During Past 5 Years

Retired; Director and Treasurer, Detroit Executive Service Corps;
Director, Vista Maria (nonprofit charitable organization); Trustee, Henry Ford Health System, Behavioral Services.

Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director**
One

Other Directorships Held by Director or Nominee for Director (Public
Companies)
None

James M. Lane
Age 73
Director
Term of office
one year.
Served as a director since 1996.

Principal Occupation(s) During Past 5 Years

Retired; Director, Wheaton College, William Tyndale College,
Baseball Chapel, Inc. and Christian Camps, Inc.

Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director**
One

Other Directorships Held by Director or Nominee for Director (Public
Companies)
Chateau Communities, Inc. (Owner and operator of manufactured home communities)

Luke E. Sims
Age 54
Director
Term of office
one year.
Served as a director since 2002.

Principal Occupation(s) During Past 5 Years

Partner in the law firm of Foley & Lardner; Director, Wilson-Hurd Mfg. Co. and Notre Dame Middle School, Inc.

Number of Portfolios in Fund Complex Overseen by Director or Nominrr for Director**
One

Other Directorships Held by Director or Nominee for Director (Public
Companies)
LaCrosse Footwear, Inc. (manufacturer and marketer of sporting and industrial footwear)


*The address of each is the address of the Fund.

**The Fund is not part of any fund complex.


     The Fund's Investment Adviser, Growth Fund Advisor, Inc., is a wholly owned subsidiary of N.A.I.C. Holding Corporation, a Michigan corporation which conducts no business activities. The address of the Investment Adviser is the address of the Fund. NAIC and N.A.I.C. Holding Corporation are each wholly owned subsidiaries of the National Association of Investment Clubs Trust (the "Trust"). Mr. O'Hara is the Chairman Emeritus and a Trustee of the Trust; Mr. Janke is the Chairman and a Trustee of the Trust; and Mr. Rockwell is the Secretary and a Trustee of the Trust. The Fund is the Investment Adviser's sole advisory client. No other person provided any significant administrative or business affairs management services to the Fund during 2003.

     The Fund's principal underwriter is Broker Dealer Financial
Services Corp., whose address is 8800 NW 62nd Avenue, P.O. Box
6240, Johnston, Iowa 50131.

     No director or nominee for election as director, nor any of their immediate family members, owns any securities beneficially or of record in the Fund's Investment Adviser or principal underwriter, or any of their affiliates.

     There were three meetings of the Board of Directors held during 2003. Each Director attended at least 75% of the meetings of the Board of Directors and committees of the Board on which he or she served during 2003, except Mr. O'Hara, who attended two of the three meetings.


Dollar Range of Common Stock Owned by Directors and Nominee

The following tables set forth the dollar range of the Fund's common stock, par value $0.001 per share, which is the Fund's only equity security, beneficially owned by each director and nominee, valued at price per share of $10.25 as of February 5, 2004.

Nominee Directors Who Are Interested Persons of the Fund

Name of Director       Dollar Range of Equity     Aggregate Dollar Range
or Nominee             Securities in the Fund     of Equity Securities in
                                                  All Funds Overseen or to
                                                  be Overseen by Director
                                                  or Nominee in Family of
                                                  Investment Companies*

Thomas E. O'Hara       Over $100,000              Over $100,000

Kenneth S. Janke       Over $100,000              Over $100,000

Lewis A. Rockwell      Over $100,000              Over $100,000

Peggy L. Schmeltz      Over $100,000              Over $100,000


*The Fund is not part of a family of investment companies.


Nominee Directors Who Are Not Interested Persons of the Fund

Name of Director      Dollar Range of Equity      Aggregate Dollar Range
or Nominee            Securities in the Fund      of Equity Securities in
                                                  All Funds Overseen or to
                                                  be Overseen by Director
                                                  or Nominee in Family of
                                                  Investment Companies*

Carl A. Holth         $10,001 - $50,000           $10,001 - $50,000

Benedict J. Smith     $10,001 - $50,000           $10,001 - $50,000

James M. Lane         $10,001 - $50,000           $10,001 - $50,000

Luke E. Sims          Over $100,000               Over $100,000


*The Fund is not part of a family of investment companies.


Compensation

The following table sets forth the aggregate compensation paid to all directors in 2003. Directors who are affiliated with the Investment Adviser or the Investment Adviser's affiliates do not receive any compensation for service as a director. The Chairman and President are not compensated by the Fund, except for reimbursement for out-of-pocket expenses relating to attendance at meetings and other operations of the Fund. No other officer of the Fund received compensation from the Fund in 2003 in excess of $60,000.

Directors Who Are Interested Persons of the Fund

Name of Person,
   Position
Thomas E. O'Hara,
Chairman and Director

Aggregate Compensation from Fund*
None

Pension or Retirement Benefits Accrued as Part of Fund Expenses
None

Estimated Annual Benefits Upon Retirement
None

Total Compensation from Fund and Fund Complex Paid to Directors**
None

Name of Person,
   Position
Kenneth S. Janke,
President, Treasurer and Director

Aggregate Compensation from Fund*
None

Pension or Retirement Benefits Accrued as Part of Fund Expenses
None

Estimated Annual Benefits Upon Retirement
None

Total Compensation from Fund and Fund Complex Paid to Directors**
None

Name of Person,
   Position
Lewis A. Rockwell,
Secretary and Director

Aggregate Compensation from Fund*
None

Pension or Retirement Benefits Accrued as Part of Fund Expenses
None

Estimated Annual Benefits Upon Retirement
None

Total Compensation from Fund and Fund Complex Paid to Directors**
None


Name of Person,
   Position
Peggy L. Schmeltz,
Director

Aggregate Compensation from Fund*
$1,425.00

Pension or Retirement Benefits Accrued as Part of Fund Expenses
None

Estimated Annual Benefits Upon Retirement
None

Total Compensation from Fund and Fund Complex Paid to Directors**
$1,425.00


*All amounts shown are for service as a director.

**The Fund is not part of any fund complex.


Directors Who Are Not Interested Persons of the Fund

Name of Person,
   Position
Carl A. Holth,
Director

Aggregate Compensation from Fund*
$1,425.00

Pension or Retirement Benefits Accrued as Part of Fund Expenses
None

Estimated Annual Benefits Upon Retirement
None

Total Compensation from Fund and Fund Complex Paid to Directors**
$1,425.00

Name of Person,
   Position
James M. Lane,
Director

Aggregate Compensation from Fund*
$1,425.00

Pension or Retirement Benefits Accrued as Part of Fund Expenses
None

Estimated Annual Benefits Upon Retirement
None

Total Compensation from Fund and Fund Complex Paid to Directors**
$1,425.00

Name of Person,
   Position
Benedict M. Smith,
Director

Aggregate Compensation from Fund*
$1,425.00

Pension or Retirement Benefits Accrued as Part of Fund Expenses
None

Estimated Annual Benefits Upon Retirement
None

Total Compensation from Fund and Fund Complex Paid to Directors**
$1,425.00

Name of Person,
   Position
Luke E. Sims,
Director

Aggregate Compensation from Fund*
$1,425.00

Pension or Retirement Benefits Accrued as Part of Fund Expenses
None

Estimated Annual Benefits Upon Retirement
None

Total Compensation from Fund and Fund Complex Paid to Directors**
$1,425.00


*All amounts shown are for service as a director.

**The Fund is not part of any fund complex.


PROPOSAL NO. 2
(Selection of Independent Accounts)

     Plante & Moran, PLLC, independent accountants, has been selected to examine the financial statements of the Fund for the year ending December 31, 2004. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such accountants. Representatives of Plante & Moran, PLLC are expected to be present at the Meeting where they will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions. The Board of Directors recommends that shareholders vote "FOR" the ratification of Plante & Moran, PLLC as the independent accountants for the Fund.

     Audit Fees. Plante & Moran, LLP was paid $13,600 for the fiscal year ending December 31, 2003 and $15,000 for the fiscal year ending December 31, 2002 by the Fund for audit fees.

     Audit-Related Fees. Plante & Moran, LLP was not paid any audit-related fees by the Fund in either of the last two fiscal years.

     Tax Fees. Plante & Moran, LLP was paid $3,180 for the fiscal year ending December 31, 2003 and $3,000 for fiscal year ending
December 31, 2002 by the Fund for tax fees, for services in connection with the preparation of the Fund's tax returns and assistance with IRS notice and tax matters.

     All Other Fees. Plante & Moran, LLP was paid $8,725 for the fiscal year ending December 31, 2003 by the Fund for all other fees, for services in connection with (i) the review of registration documents and consent procedures and a comfort letter and related procedures with respect to the Fund's registration statement filed with the Securities and Exchange Commission for its follow-on offering, and (ii) assistance with year-end dividend calculation and reporting.

     "Audit fees" are fees paid by the Fund to Plante & Moran, PLLC for professional services for the audit of our financial statements, or for services that are usually provided by an auditor in connection with statutory and regulatory filings and engagements. "Audit-related fees" are fees for assurance and related services that are reasonably related to the performance of the audit or review of financial statements.
"Tax fees" are fees for tax compliance, tax advice and tax planning. All other fees are fees billed for any services not included in the first three categories.

     The Fund's audit committee has not adopted "pre-approval policies and procedures," as such term is used in Rule 2-01(c)(7)(i) of Regulation S-X promulgated by the Securities and Exchange Commission ("Regulation S-X"), for the provision of non-audit services to the Fund by Plante & Moran, PLLC. None of the services represented by the fees set forth above were provided in accordance with the "de minimis" exception to audit committee approval that appears in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

PROPOSALS OF SHAREHOLDERS

     Shareholder proposals for the 2005 Annual Meeting of Shareholders must comply with applicable rules of the Securities and Exchange Commission (including Rule 14a-8) and be received by the Fund at P.O. Box 220, Royal Oak, Michigan 48068 before the close of business on November 28, 2004 for consideration for inclusion in the Fund's proxy statement. Shareholder proposals should be addressed to the attention of the Fund's Secretary.

MISCELLANEOUS

     The Board of Directors is not aware of any other business that will be presented for action at the Meeting. If any other business comes before the Meeting, the Management Proxy Committee has been directed by the Board of Directors to cast such votes at its discretion. The cost of preparing and mailing the notice of meeting, proxy statement and proxy to the shareholders will be borne by the Fund.

By Order of the Board of Directors


					  Lewis A. Rockwell, Secretary


February 27, 2004




EXHIBIT A

Report of Audit Committee


February 12, 2004


To the Board of Directors of the NAIC Growth Fund, Inc.:

We have reviewed and discussed with management the Fund's audited financial statements as of and for the year ended December 31, 2003.

We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing
Standards Board of the American Institute of Certified Public
Accountants.

We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard
No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Fund's Annual Report for the year ended
December 31, 2003.

Carl A. Holth, Chairman

Benedict J. Smith, Member

James M. Lane, Member